UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2017

HER IMPORTS

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53810

Nevada	30-0802599
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

8250 W. Charleston Blvd., Suite 110, Las Vegas, NV	89117
(Address of principal executive offices)	(Zip Code)

702-544-0195

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 - Changes in Registrant’s Certifying Accountant.

(a) Dismissal of RBSM LLP

On May 1, 2017 (the “Dismissal Date”), the Board of Directors of Her Imports (the “Registrant” or the “Company”) approved of the dismissal of RBSM LLP as the Registrant’s independent registered public accounting firm.

The reports of RBSM LLP on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2016 and 2015 and through May 1, 2017, the Company has not had any disagreements with RBSM LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM LLP’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2016 and 2015 and through May 1, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant has provided RBSM LLP with a copy of this disclosure and RBSM LLP furnished a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from RBSM LLP addressed to the U. S. Securities and Exchange Commission dated May 3, 2017 is filed as Exhibit 16.2 to this Current Report on Form 8-K.

(b) Engagement of Marcum LLP

On May 1, 2017 (the “Engagement Date”), the Registrant’s Board of Directors approved the appointment of and engaged Marcum LLP, 750 3rd Avenue, New York, NY as the Registrant’s independent registered public accounting firm. During the Registrant’s two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Registrant nor anyone on its behalf consulted the Marcum LLP regarding either (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 – Financial Statements, Pro Forma Financial Statements Information and Exhibits.

(d) Exhibits:

		Filed	Incorporated by reference
Exhibit	Exhibit Description	herewith	Form	Period Ending	Exhibit	Filing Date
16.2	Letter from RBSM LLP dated May 3, 2017 to the U. S. Securities and Exchange Commission regarding statements included in this Form 8-K	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Her Imports Registrant

Date: May 4, 2017	/s/ Barry Hall
	Name:	Barry Hall
	Title:	CEO/CFO